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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K

                         CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 31, 1996

                           AMPACE CORPORATION
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          (Exact name of registrant as specified in its charter)

                                Delaware
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             (State or other jurisdiction of incorporation)



                      0-25352               36-3988574
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         (Commission File Number)        (I.R.S. Employer
                                        Identification No.)


            130 Mabry Hood Road, Suite 220
               Knoxville, Tennessee                      37922
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       (Address of principal executive offices)       (Zip Code)

                             (423) 691-5799
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           (Registrant's Telephone Number, Including Area Code)

                                   N/A
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       (Former name or former address, if changed since last report.)



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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On April 2, 1996, Ampace issued a press release announcing the completion of the acquisition of all of the common stock of Amanday Express, Inc. The information regarding such transaction is incorporated herein by reference to such press release.


                                       2

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                                 EXHIBITS

Exhibit 10.1   Press Release dated April 2, 1996 (filed herewith).

Exhibit 10.2 Agreement dated as of February 29, 1996 among Ampace Corporation, Ampace Acquisition, Inc., Amanday Express, Inc., Carl A. Cheshire and Elizabeth B. Cheshire. Incorporated herein by reference to Ampace Corporation's Report on Form 10-KSB for the fiscal year ended December 31, 1995 (Exhibit 10.35).

                                       3


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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMPACE CORPORATION



Date  May 9, 1996                   BY: s/ Bruce W. Jones
                                        -------------------------
                                        Bruce W. Jones, Chief Financial Officer
                                                 (Signature)




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                                   May 10, 1996

Securities and Exchange Commission
450 fifth Street, N.W.
Washington, D.C. 20549

     Re:    AMPACE CORPORATION ("THE COMPANY")
            CURRENT REPORT ON FORM 8-K
            SEC FILE NUMBER 0-25352

Gentlemen:

     Please find enclosed for filing by the Company is a Current Report on Form 8-K.

                                             Very truly yours,



                                             Joel R. Schaider
                                             for SACHNOFF & WEAVER, LTD.

JRS/idi
Enclosures